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                                                                EXHIBIT  10.1.2

                      SECOND AMENDMENT TO CREDIT AGREEMENT

         THIS SECOND AMENDMENT TO CREDIT AGREEMENT, dated as of February 28, 1997 is entered into between and among HERITAGE OPERATING, L.P., a Delaware limited partnership (the "borrower") and THE FIRST NATIONAL BANK OF BOSTON ("Bank of Boston") and BANK OF OKLAHOMA, NATIONAL ASSOCIATION ("BOk") (Bank of Boston and BOk, together with each other Person that becomes a Bank pursuant to
Section 11 of the Credit Agreement (hereinafter defined) collectively referred to herein as the "Banks"), Bank of Boston, as administrative and structuring agent for the Banks (in such capacity, the "Administrative Agent") and BOk, as documentation agent for the Banks (in such capacity, the "Documentation Agent").

         WHEREAS, the Borrower, the Banks, the Administrative Agent and the Documentation Agent entered into that certain Credit Agreement dated as of June 25, 1996, as amended by that certain First Amendment to Credit Agreement dated as of July 25, 1996 (but effective for all purposes as of June 28, 1996) (as amended and modified, collectively the "Credit Agreement"); and

         WHEREAS, the Borrower has requested the Banks, the Administrative Agent and the Documentation Agent to amend and modify the provisions of Section 7B,2(iii) of the Credit Agreement for the purpose of permitting up to $3,000,000.00 of Indebtedness owing from time to time to Seller(s) in Asset Acquisition(s) as described and defined in the Credit Agreement; and

         WHEREAS, the Banks, the Administrative Agent and the Documentation Agent are willing to make such requested amendment and modification of the Credit Agreement.

         1. Clause (iii) of Section 7B.2 of the Credit Agreement is hereby amended and modified to read in its entirety as follows:

                  "(iii) the Borrower may become and remain liable with respect to Indebtedness incurred by the Borrower under the Acquisition Facility and any Indebtedness incurred for such purpose which replaces, extends, renews, refunds or refinances all of such Indebtedness (in the case of a replacement refunding or refinancing, so long as the Working Capital Facility also is replaced, refunded or refinanced in whole) and up to $3,000,000 of Indebtedness owing from time to time to the Seller(s) in Asset Acquisition(s); provided that the aggregate principal amount of Indebtedness permitted under this clause (iii) shall not at any time exceed the lesser of $35,000,000 or the sum of the outstanding balance of such Seller(s) Asset Acquisition(s) debt referenced above (in no event in excess of $3,000,000) plus the aggregate Acquisition Loan Commitments described in Section 10.1, as amended from time to time;"


         2. All of the remaining terms, provisions and conditions of the Credit Agreement, except as otherwise expressly amended and modified by this Second Amendment, shall continue in full force and effect in all respects. This Second amendment may be executed in multiple counterparts, each of which shall be deemed an original and all of which constitute a single Second Amendment.

         3. The effectiveness of paragraph 1 of this Second Amendment is conditioned on the consummation of an identical amendment to Section 6B(iii) of the Note Purchase Agreement executed by the requisite percentage (Required Holders) of Note Purchasers as required thereby.



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         IN WITNESS WHEREOF, the parties hereto have executed this Second
Amendment to Credit Agreement to be duly executed and delivered in Tulsa, Oklahoma, effective as of the date first above stated.



                                        "Borrower"

                                        HERITAGE OPERATING, L.P., a Delaware
                                        limited partnership


                                        By:  Heritage Holdings, Inc.,
                                             a Delaware corporation,
                                             general partner

                                        By:  /s/  H. Michael Krimbill
                                           -----------------------------------
                                           H. Michael Krimbill
                                           Chief Financial Officer

                                        "Banks"

                                        FIRST NATIONAL BANK OF BOSTON

                                        By:  /s/ Timothy J. Norton
                                           -----------------------------------
                                           Timothy J. Norton, Vice President

                                        BANK OF OKLAHOMA, NATIONAL
                                        ASSOCIATION

                                        By:  /s/ Denise L. Maltby
                                           -----------------------------------
                                           Denise L. Maltby, Vice President

                                        "Administrative Agent"

                                        THE FIRST NATIONAL BANK OF BOSTON

                                        By:  /s/ Timothy J. Norton
                                           -----------------------------------
                                           Timothy J. Norton, Vice President

                                        "Documentation Agent"

                                        BANK OF OKLAHOMA, NATIONAL
                                        ASSOCIATION

                                        By:  /s/ Denise L. Maltby
                                           -----------------------------------
                                           Denise L. Maltby, Vice President